UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 27, 2006

Senesco Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31326	84-1368850
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

303 George Street, Suite 420, New Brunswick, New Jersey		08901
(Address of Principal Executive Offices)		(Zip Code)

(732) 296-8400

(Registrant’s telephone number,

including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 7.01.    Regulation FD Disclosure.

On April 27, 2006, Senesco Technologies, Inc., a Delaware corporation (the “Company”), issued a press release to report the results of a study in which mice injected with tumor-forming B16F0 melanoma cancer cells were treated with Senesco’s proprietary eIF-5A (otherwise referred to as “Factor 5A”).

The Company announced today the results of a study conducted in Dr. John Thompson’s laboratory at the University of Waterloo in Ontario, Canada, in which mice injected with tumor-forming B16F0 melanoma cancer cells were treated with Senesco’s proprietary eIF-5A. Tumors of adequate size formed in approximately nine days at which time treatment was initiated. Two control groups of nine mice each received placebo treatments and a test group of ten mice received Factor 5A, intratumorally, every other day. The median survival of the control mice was 7 days post-treatment, whereas, the mice that received Factor 5A treatment had a median survival of 25 days post-treatment (P< 0.001). The enhanced survival time of the Factor 5A-treated mice equates to 3.5 fold or a 250% increase compared to the control mice. Two of the Factor 5A- treated mice are still alive with one mouse in apparent complete remission. None of the control mice survived.

In addition to this enhancement of survival, the tumors in the treated mice remained smaller and grew more slowly than those in the control mice.

Future studies may focus on optimizing delivery of Factor 5A to tumors to determine if there would be an enhancement of treatment.

The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

The information in this Form 8-K shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and this Form 8-K shall be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) and the Exchange Act.

The information in the press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description

99.1	Press Release of Senesco Technologies, Inc. dated April 27, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SENESCO TECHNOLOGIES, INC.

Dated: April 27, 2006	By:	/s/ Bruce Galton
Name: Bruce Galton
Title: President and Chief Executive Officer